Investor Presentation Third Quarter 2023 November 30, 2023 Investor Presentation Third Quarter 2023 November 30, 2023 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation dated November 30, 2023 includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) (“Duluth Trading” or the “Company”) plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as “may,” ”might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” “objective,” “would” and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A “Risk Factors” in Duluth Trading’s Annual Report on Form 10-K filed with the SEC on March 17, 2023, and other factors as may be periodically described in Duluth Trading’s subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Non-GAAP Measurements Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and Free Cash Flow. See Appendix Table “Adjusted EBITDA,” for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA and “Free Cash Flow” for a reconciliation of Net cash provided by operating activities to Free Cash Flow. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization’s financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of operating performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchase of property and equipment and capital contributions towards build-to-suit stores. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company’s management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results. November 30, 2023

OUR GREATER PURPOSE “Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands.” OUR MISSION STATEMENT “We build high-quality, solution-based products for work, play and every day. We craft our raw materials – unique brands, durable products, standout customer service, and a No Bull Guarantee – into industry-leading consumer experiences. Job done right means we never forget that “there’s gotta be a better way.”

Secret Sauce Better Brands A brood of sub-brands all bonded by the belief that you can accomplish anything that you put your own mind and own two hands to Better Innovation Long, colorful history of product innovation and solution-based design Better Marketing Distinctive marketing made to break through the clutter and drive buying Better Customer Experiences Outstanding and engaging customer experience November 30, 2023

FINANCIAL REVIEW

Three Months Ended October 29, 2023 Summary Net sales of $138.2M compared to $147.1M in the prior year third quarter Women’s AKHG sub-brand net sales increase 19.0% compared to prior year third quarter Inventory composition healthy and well managed, down 15.0% compared to prior year third quarter Adjusted EBITDA of ($1.6M) New highly automated fulfillment center fully operational for peak selling season November 30, 2023

Three Months Ended October 29, 2023 November 30, 2023 ($ in millions) Net Sales ($ in millions) Gross Profit ($ in millions) Adjusted EBITDA 1 ($ in millions) Net Loss2 Retail 1.2% (1.1)% Margin 1 Adjusted to reflect the add-back of stock compensation expense. 2 Excludes net income (loss) attributable to noncontrolling interest. (4.2)% (7.6)% Margin 52.3% 50.2% Margin Direct (6.1)% (9.8)%

Nine Months Ended October 29, 2023 November 30, 2023 ($ in millions) Net Sales ($ in millions) Gross Profit ($ in millions) Adjusted EBITDA 1 ($ in millions) Net Loss2 Retail 5.6% 3.1% Margin 1 Adjusted to reflect the add-back of stock compensation expense. 2 Excludes net income (loss) attributable to noncontrolling interest. (1.2)% (4.1)% Margin 53.4% 51.5% Margin Direct (2.5)% (5.9)% (46.4)%

Strong Balance Sheet, Liquidity and FCF November 30, 2023 Debt to Capital (1,2) ($ in millions) As of October 29, 2023 Cash $8.2 Debt: Line of Credit 36.0 Term Loan 0.0 Total Debt 36.0 Total Shareholders’ Equity $217.1 Total Capitalization $253.1 Debt to Capital ratio 14.2% Free Cash Flow 1 Debt balances do not include TRI Holdings, LLC, a variable interest entity that is consolidated for reporting purposes 2 The New Credit Agreement matures on July 8, 2027 and provides for borrowings of up to $200.0 million that are available under a revolving senior credit facility.

Fiscal 2023 Financial Guidance November 30, 2023 1 2022 and 2023 include $8.7M and ~$6M, respectively, of additional investments in implementation costs to enhance the value of hosting arrangements, which are included in Prepaid expenses & other current assets on the Company’s Consolidated Balance Sheets. ($ in millions) 2022 2023 Guidance Net Sales $653.3 $640 to $655 -2.0% to 0.3% Adj. EBITDA $43.5 $35 to $39 -19.5% to -10.3% EPS $0.07 $(0.25) to $(0.15) CAPEX1 $31.5 ~$55 Reconciliation to 2023 Forecasted Adj. EBITDA Fiscal Year Ended January 28, 2024 Forecasted ($ in millions) Low High Net Loss $(8.2) $(5.1) (+) Depreciation and amortization 32.7 32.7 (+) Amortization of internal-use software hosting subscription implementation costs 4.0 4.0 (+) Interest expense 4.4 4.3 (+) Income tax expense (2.6) (1.6) EBITDA $30.3 $34.3 (+) Stock based compensation 4.7 4.7 Adjusted EBITDA $35.0 $39.0

Net Sales and Adjusted EBITDA November 30, 2023 ($ in millions) Net Sales 1 Adjusted to reflect the add-back of stock compensation expense. ($ in millions) Adjusted EBITDA1

Investment Highlights Growing lifestyle platform of sub-brands with well-established digitally-led omnichannel business Multiple revenue growth opportunities led through five strategic pillars Strategic investments support long-term EBITDA margin expansion Strong balance sheet and ample liquidity November 30, 2023

“Big Dam Blueprint” Growth Strategies November 30, 2023 Lead With a Digital-First Mindset 1 Intensify Efforts to Optimize Our Owned DTC Channels Evolve Our Multi-Brand Platform as a New Pathway to Grow the Business Test & Learn to Unlock Long-Term Growth Potential Increase/ Accelerate Investments to Future Proof the Business 2 3 4 5

Lead With a Digital-First Mindset Transform Duluth into a digitally-led organization integrating data and digital technology into all areas of our business, fundamentally changing how we operate and deliver value to customers Our digital transformation will provide the structure for how we prioritize our short, mid, and long-term efforts, investments, and overall operations of the business We will deepen relationships and build brand loyalty with our customer primarily through digital experiences Focus on more active, personalized engagement achieved through leveraging first-party data and one-on-one communication based on customer preferences, informed by data that is shared by customers throughout the value exchange cycle We will digitally enable operations to stay competitive, improve efficiency and deliver value creating results 1 2 3 4 5 November 30, 2023

Intensify Efforts to Optimize Our Owned DTC Channels Increase our focus and investments in our direct channel as our primary growth vehicle Our customer places a high value on our stores and they will continue to serve as a critical piece of the omnichannel ecosystem: Convenient touchpoint for services like buy online pick-up in store/curbside, ship to store, and returns & exchanges Stores play an important role in servicing business needs, such as online fulfillment We are conducting research to better inform our future store decisions including location and size: Market research will provide better insight into the size and composition of markets and the opportunity to capture share Identify what the store of the future should look like at Duluth to best serve the needs of our customers and deliver sustainable growth and profitability Refine store “selling & service” model to drive continuous improvements in key KPI’s 1 2 3 4 5 November 30, 2023

Evolve our Multi-brand Platform as a New Pathway to Grow the Business Ladder to the Greater Purpose: “Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands.” Focus on features, benefits, durability, innovation and a strong value proposition Prioritize size inclusivity; understand how our customer likes clothes to fit Focus on provocative, break-through marketing in each sub-brand through media channels consumed by the target customer 1 2 3 4 5 November 30, 2023

Test & Learn to Unlock Long-term Growth Potential Gain operational learnings to implement wholesale opportunities including logistics, systems and people needed to scale efficiently Gain direct-from-manufacturer operational learnings to offer unique and customized products based on customer’s preferences Test the viability of potential drop-ship model Seek compelling partnerships with brands that share common threads with Duluth Trading portfolio sub-brands 1 2 3 4 5 November 30, 2023

Increase and, in Some Areas, Accelerate Investments to Future Proof the Business Analyze and identify investments that will allow us to scale more easily and effectively, as well as deliver on ever-evolving customer expectations: Increased investments in automation across our logistics network to strengthen our supply chain resilience and increasing speed from click to door Further investments in technology to improve overall operations, generate positive impact and sustainable returns Enhance our multi-brand platform to support growth through multiple sub-brands, and seamlessly integrate new brands into the portfolio Attract talent, skillsets, and expertise needed to scale the business 1 2 3 4 5 November 30, 2023

THANK YOU

Appendix Reconciliation to 2023 Adjusted EBITDA and Free Cash Flow Adjusted EBITDA Free Cash Flow 3 Months Ended 9 Months Ended ($ in millions) October 29, 2023 October 30, 2022 October 29, 2023 October 30, 2022 Net Loss $(10.5) $(6.2) $(16.4) $(5.2) (+) Depreciation and amortization 8.6 7.6 23.4 22.9 (+) Amortization of internal-use software hosting subscription implementation costs 1.2 0.8 3.6 2.2 (+) Interest expense 1.2 1.0 3.0 2.7 (+) Income tax expense (3.1) (2.1) (4.8) (1.8) EBITDA $(2.6) $1.0 $9.0 $20.9 (+) Stock based compensation 1.0 0.7 3.3 2.0 Adjusted EBITDA $(1.6) $1.7 $12.3 $22.9 9 Months Ended ($ in millions) October 29, 2023 October 30, 2022 Net cash provided by operating activities $(31.0) $(51.0) Purchases of property and equipment (40.0) (24.2) Free Cash Flow (non-GAAP) $(71.0) $(75.3) November 30, 2023